MANAGED PORTFOLIO SERIES
(the “Trust”)

Smith Group Large Cap Core Growth Fund
Supplement dated May 7, 2019 to the

Prospectus for the Fund dated January 28, 2019

Effective immediately, the third sentence of the first paragraph under “Principal Investment Strategies” on page 2 and page 6 of the Prospectus is revised as follows:

“As of December 31, 2018, the capitalization range of the Russell 1000® Growth Index was approximately $356 million to $771 billion.”

This supplement should be retained with your Prospectus for future reference.